SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FIRST EAGLE PRIVATE CREDIT FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT PROXY INFORMATION

[●], 2025

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders (the “Meeting”) of First Eagle Private Credit Fund (the “Fund”), on June 27, 2025, at the offices of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, New York. The Meeting will be held at [●] Eastern time.

The Meeting is required because of the prospective change of ownership of the parent company of FEIM and First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) and has been called in order to vote on two proposals. As a shareholder of the Fund (a “Shareholder”), you have the opportunity to voice your opinion on these matters.

The Meeting is to be held for the following purposes:

Proposal 1:

To seek Shareholder approval of a “new” advisory agreement for the Fund that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM, First Eagle Holdings, Inc. (“FE Holdings”). In the Transaction, funds managed by Genstar Capital (the “Buyers”) propose to make a majority investment in FE Holdings. The Transaction will involve the buyout of all interests in FE Holdings currently held by funds managed by Blackstone Inc. and Corsair Capital LLC and certain related co-investors such that Buyers will indirectly acquire a majority interest in FEIM.

Proposal 2:

To seek Shareholder approval of a “new” subadvisory agreement for the Fund that will continue the existing subadvisory arrangement among the Fund, FEIM and FEAC for the Fund subsequent to the prospective change of ownership of FE Holdings as a result of the Transaction.

Please note:

•

Assuming the proposals to continue the advisory arrangement with FEIM and to continue the subadvisory arrangement among the Fund, FEIM and FEAC for the Fund are approved, after the Transaction FEIM will continue to serve as investment adviser to the Fund and FEAC will continue to serve as the subadviser to the Fund with no change in terms or service levels.

•	There will be no change in investment personnel in connection with the Transaction. FEAC intends that the same portfolio managers will continue to manage the Fund:

Name of Fund	Portfolio Managers
First Eagle Private Credit Fund	Mr. Robert Hickey, Ms. Michelle Handy, Mr. Larry Klaff, Mr. Garrett Stephen and Mr. Brian Murphy

•	There will be no change in your share ownership in the Fund or the advisory fees charged to the Fund in connection with the Transaction.

•	There will be no change in investment objective and policies in connection with the Transaction.

•	The Fund will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE FUND’S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE PROPOSED ADVISORY AGREEMENT WITH FEIM AND PROPOSED SUBADVISORY AGREEMENT WITH

FEAC IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS.

You will find more information about these matters in the following “Question and Answer” pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call us toll-free at 800-334-2143.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement and subadvisory agreement) and Proxy Voting Ballot are available at www.firsteaglebdc.com.

We appreciate your time and continued commitment to the Fund.

Sincerely,

DAVID O’CONNOR

President

First Eagle Private Credit Fund

IMPORTANT NOTICE

[●], 2025

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

QUESTIONS AND ANSWERS

Q:	Why am I receiving this Proxy Statement?

A:

The purpose of this Proxy Statement is to seek the approval by the Fund’s shareholders (1) of the advisory agreement with FEIM subsequent to the prospective change of ownership of FEIM’s parent company, and (2) of the subadvisory agreement with FEAC subsequent to the prospective change of ownership of FEAC’s parent company. If the advisory agreement and subadvisory agreement are approved, they will take effect as of the closing of the Transaction.

Q:	Why am I being asked to vote on a new Advisory Agreement and a new Subadvisory Agreement?

A:

A shareholder vote on Proposals 1 and 2 is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the Fund’s existing advisory agreement and subadvisory agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. business development companies, will terminate the existing advisory agreement and require approval from the Fund’s Shareholders to continue it as a “new” agreement (referred to here as the “New Advisory Agreement”) and will terminate the existing subadvisory agreement and require approval from the Fund’s Shareholders to continue it as a “new” subadvisory agreement (referred to here as the “New Subadvisory Agreement,” and together with the New Advisory Agreement, the “New Advisory Agreements”). The Board of Trustees of the Fund is seeking your approval of the New Advisory Agreements to continue the advisory arrangement with FEIM and to continue the subadvisory arrangement among the Fund, FEIM and FEAC.

Substantially all the terms and conditions of the existing advisory agreement with FEIM, including FEIM’s total fees for its advisory services, will remain the same under the New Advisory Agreement. Furthermore, substantially all the terms and conditions of the existing subadvisory agreement with FEAC, including FEAC’s total fees for its subadvisory services, will remain the same under the New Subadvisory Agreement.

Q:	How do the proposed New Advisory Agreements differ from the current agreements?

A:	The terms and conditions of the New Advisory Agreements are substantially similar to those under the current agreements. There is no change in the advisory fees paid to the Adviser or the Subadviser.

Q:	Will the Adviser, the Subadviser and Portfolio Managers remain the same?

A:

Yes. FEIM will continue to serve as the Fund’s investment adviser, FEAC will continue to serve as the Fund’s subadviser, and the same portfolio managers will continue to manage the Fund. Looking ahead, you can expect the same level of management expertise and investor service to which you’ve grown accustomed as a Shareholder of the Fund.

Q:	How will the proposals affect me as a Fund Shareholder?

A:

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM will continue to serve as the Fund’s investment adviser with no change in terms or service levels, and FEAC will continue to serve as the Fund’s subadviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies. The Board believes continuing the subadvisory arrangement will be beneficial to the Fund and its Shareholders by, among other things, offering the continued ability to benefit from the same portfolio managers of FEAC currently managing the Fund.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure that the proposals are approved so that the advisory agreement with FEIM and the subadvisory agreement with FEAC are continued. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Fund.

Q:	How can I vote?

A:	To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•

In Person. Shareholders can also vote in person at the Meeting. If you intend to attend in person, you must show photographic identification, such as a driver’s license and satisfactory proof of ownership of shares as of the record date. If you hold your shares in “street name,” you will not be able to vote in person without presenting a legal proxy authorizing you to do so from your broker, bank or other nominee.

Q:	May I revoke my vote?

A:

You may revoke the enclosed proxy at any time prior to the exercise thereof (i) by delivering a written notice to the Fund expressly revoking your proxy, (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting your votes in person. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

Q:	How does the Board recommend that I vote?

A:	After careful consideration, the Board recommends that you vote 1) “FOR” the approval of the New Advisory Agreement with FEIM, and 2) “FOR” the approval of the New Subadvisory Agreement with FEAC.

Q:	How do I contact you?

A:	If you have any questions, call us toll-free at 800-334-2143.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

FIRST EAGLE PRIVATE CREDIT FUND

1345 Avenue of the Americas, New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Private Credit Fund

to be Held on June 27, 2025

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of First Eagle Private Credit Fund (the “Fund”) for use at a Special Meeting of Shareholders of the Fund and all adjournments or postponements thereof (the “Meeting”), to be held at the offices of First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, New York, on June 27, 2025, at [●] Eastern time, for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about [●], 2025 to shareholders of record of the Fund (the “Shareholders”) on March 31, 2025 (the “Record Date”).

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the two proposals as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment or postponement thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof (i) by delivering a written notice to the Fund expressly revoking your proxy, (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting your votes in person. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The cost of this solicitation will not be borne by the Fund. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be by mail, but may include telephonic, internet, text, e-mail or oral communications by regular employees of the Adviser or of SS&C GIDS, Inc., the Fund’s transfer agent.

General Information about First Eagle Private Credit Fund

The Fund is a non-diversified closed-end management investment company that was formed as a statutory trust in Delaware on October 20, 2021, commenced operations on July 10, 2023, and that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is externally managed by First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. FEIM is a subsidiary of First Eagle Holdings, Inc., a privately owned holding company organized under the laws of Delaware. The Adviser oversees the management of the Fund’s activities and supervises the activities of the investment subadviser. First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser” and, together with the Adviser, the “Advisers”), an alternative credit adviser that is wholly-owned by FEIM, serves as the Fund’s investment subadviser. The Fund’s investment activities are managed by the Advisers and supervised by the Fund’s board of trustees (the “Board of Trustees” or the “Board,” and the members of the Board, the “Trustees”), a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).

The Fund’s custodian is U.S. Bank Trust Company, National Association, 60 Livingston Avenue, Saint Paul, MN 55107; and its transfer agent is SS&C GIDS, Inc., 430 W 7th Street, Kansas City, MO. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Fund’s independent registered public accountant. The intermediary manager for the offering of the Fund’s shares is FEF Distributors, LLC, 1345 Avenue of the Americas, New York, NY 10105.

The portfolio management team for the Fund is Ms. Michelle Handy, Mr. Robert Hickey, Mr. Larry Klaff, Mr. Garrett Stephen and Mr. Brian Murphy.

More information regarding the Fund is available in the Fund’s most recent Prospectus and annual report on Form 10-K and quarterly reports on Form 10-Q. The Fund will furnish, without charge, a copy of the Fund’s most recent Prospectus and annual and quarterly reports to any Shareholder upon request. Requests should be directed to First Eagle Private Credit Fund, P.O. Box 219324, Kansas City, MO 64121, or by calling 800-334-2143. The Fund’s most recent annual and quarterly reports are also available at www.FirstEagle.com. At the close of business on the Record Date, the net assets of the Fund were $298,299,770.61.

Only one copy of this Proxy Statement will be mailed to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any Shareholder who wishes to receive a separate proxy statement should contact the Fund at 800-334-2143.

Summary of the Business of the Meeting

During the Meeting, the Fund’s Shareholders will vote whether to approve Proposals 1 and 2. The Trustees may elect to withdraw any of the proposals from consideration, but anticipate doing so only in the event that the change of ownership (the “Transaction”) of First Eagle Holdings, Inc. (“FE Holdings”), the parent company of the Advisers, is called off or otherwise does not close.

Who Votes?

All Shareholders are being asked to vote on Proposals 1 and 2. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment

A quorum of the Fund’s Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-half (50%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the Meeting for purposes of establishing a quorum. Because all of the proposals to be considered at the Meeting are non-routine matters, brokers do not have the authority to vote on the proposals without instruction from their clients. Accordingly, there should be no broker non-votes at the Meeting.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the New Advisory Agreements (as defined below) are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Advisory Agreements in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Advisory Agreements against such an adjournment. A Shareholder vote may be taken on the New Advisory Agreements prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Necessary to Approve Proposal 1 and Proposal 2

Approval of Proposals 1 and 2 requires, in each case, the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy (the “two-thirds cast requirement”), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the “majority outstanding requirement”). Each share of the Fund is entitled to one vote.

For the purposes of the votes to be held at the Meeting, and under applicable broker-dealer regulation, if a broker holds shares in its name, the broker will not be entitled to vote those shares unless it has received instructions from the Shareholder on whose behalf the shares are held. A “broker non-vote” occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the vote concerns business that is non-routine. Because all of the proposals to be considered at the Meeting are non-routine matters, brokers do not have the authority to vote on the proposals without instruction from their clients. Accordingly, there should be no broker non-votes at the Meeting.

Abstentions and broker non-votes are counted as present, but are not considered votes cast at the Meeting. As a result, the abstentions and broker non-votes for each particular proposal will have the same effect as a vote against Proposals 1 and 2.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast or fails to indicate how the votes should be cast for one of the proposals, the proxy will be voted in favor of the proposal(s) for which instructions were not provided by the Shareholder.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

At the close of business on the Record Date there were 12,444,713 shares of the Fund outstanding and entitled to vote, representing 12,444,713 votes. Although approvals of the New Advisory Agreements do not require a class-by-class vote, U.S. Securities and Exchange Commission (“SEC”) regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of each class of shares of the Fund outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Class	Number of Shares	Number of Votes
Class I	12,444,713	12,444,713
Class S	—	—
Class D	—	—

Security Ownership of Certain Beneficial Owners and Management

APPENDIX A contains information regarding ownership of the outstanding securities of the Fund by certain beneficial owners and management of the Fund. There are no arrangements known to the Fund, including any pledge by any person of securities of the Fund, the operation of which may at a subsequent date result in a change in control of the Fund. The common shares beneficially owned by FEPCF Founders Fund, L.P. and certain other feeder funds will be voted in the same manner and proportion as all other voting Shareholders.

PROPOSALS TO APPROVE THE ADVISORY AGREEMENT WITH FEIM AND TO APPROVE THE SUBADVISORY AGREEMENT WITH FEAC

Proposal 1:

At the Meeting, you will be asked to approve a “new” advisory agreement that operates to continue FEIM’s advisory services to the Fund (the “New Advisory Agreement”). A general description of the New Advisory Agreement and a comparison of the New Advisory Agreement with the existing agreement are included below.

A form of the New Advisory Agreement is attached hereto as APPENDIX B. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in APPENDIX C.

A shareholder vote is required because of the prospective change of ownership of FE Holdings. The Transaction will be considered to result in an “assignment” of the existing advisory agreement (the “Existing Advisory Agreement”). An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. BDCs, will terminate the Existing Advisory Agreement and require approval from the Fund’s shareholders to continue it as a “new” agreement.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM will continue to serve as the Fund’s investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies.

If the shareholders of the Fund do not approve the New Advisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action may initially include obtaining for the Fund interim investment advisory services from the Adviser (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the Existing Advisory Agreement and FEAC will continue to serve as subadviser to the Fund pursuant to the terms of the existing subadvisory agreement (the “Existing Subadvisory Agreement”).

Proposal 2:

At the Meeting, you will be asked to approve a “new” subadvisory agreement that operates to continue FEAC’s subadvisory services to the Fund (the “New Subadvisory Agreement,” and together with the New Advisory Agreement, the “New Advisory Agreements”). A general description of the New Subadvisory Agreement and a comparison of the New Subadvisory Agreement with the Existing Subadvisory Agreement are included below.

A form of the New Subadvisory Agreement is attached hereto as APPENDIX D. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Subadviser can be found in APPENDIX E.

A shareholder vote is required because of the prospective change of ownership of FE Holdings. The Transaction will be considered to result in an “assignment” of the Existing Advisory Agreement and the Existing Subadvisory Agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. BDCs, will terminate the Existing Advisory Agreement and the Existing Subadvisory Agreement. In addition, termination of the Existing Advisory Agreement will terminate the Existing Subadvisory Agreement. Accordingly, the Fund is seeking your approval to continue the subadvisory arrangement among the Fund, FEIM and FEAC.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEAC will continue to serve as the Fund’s investment subadviser with no change in terms or service levels. In addition, the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies. The Board believes continuing the subadvisory arrangement will be beneficial for the Fund and its Shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of FEAC currently managing the Fund.

If the shareholders of the Fund do not approve the New Subadvisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action may initially include obtaining for the Fund interim investment subadvisory services from FEAC (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the Existing Advisory Agreement and FEAC will continue to serve as subadviser to the Fund pursuant to the terms of the Existing Subadvisory Agreement.

Background and Information on the Transaction

Private equity funds managed by Genstar Capital (“Genstar”), a leading private equity firm focused on investments in targeted segments of the financial services, software, healthcare and industrials industries, have agreed to make a majority investment in First Eagle Investments (“First Eagle”), an independent, privately-owned investment management firm.

The transaction with Genstar will bolster First Eagle’s current business strategy of investing in its core business while thoughtfully expanding the range of high-quality, differentiated investment solutions it is able to offer clients worldwide. First Eagle’s leadership and investment teams will remain intact, with each investment team maintaining its philosophical autonomy.

Private equity funds controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), as well as certain co-investors, have owned a majority economic interest in FE Holdings, First Eagle’s parent company, since 2015. The remainder is held by First Eagle’s founding families and the firm’s current and former employees. Upon the closing of the Transaction, expected in the second half of 2025, private equity funds managed by Genstar will have acquired a majority stake in FE Holdings from Blackstone, Corsair and their co-investors.

Existing Advisory and Subadvisory Agreements Background

The Fund is managed by the Adviser, a subsidiary of FE Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include registered investment companies, corporations, foundations, major retirement plans and high- net-worth individuals. As of March 31, 2025, the Adviser had approximately $152 billion of total assets under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The Subadviser, in its capacity as the alternative credit group of the Adviser, serves as the Fund’s investment subadviser. FEAC is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, CLOs, separately managed accounts and co-mingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC (“THL Credit”). The Subadviser is a wholly-owned subsidiary of the Adviser. As of March 31, 2025, the Subadviser had approximately $16.2 billion in assets under management.

The following investment professionals (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation and management of the Fund’s investment portfolio:

Name of Fund	Portfolio Managers
First Eagle Private Credit Fund	Mr. Robert Hickey, Ms. Michelle Handy, Mr. Larry Klaff, Mr. Garrett Stephen and Mr. Brian Murphy

Robert Hickey. Mr. Robert Hickey is the Chief Investment Officer for FEAC and a Senior Managing Director . He also serves on FEAC’s Management Committee and the Investment Committee of its Tradable Credit and Direct Lending platforms.. Mr. Hickey became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Hickey has more than twenty-eight years of investment industry experience. Prior to joining THL Credit in 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit

Strategies Group of McDonnell Investment Management, LLC. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High-Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several subadvised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high-yield market. Mr. Hickey brings extensive knowledge of corporate, high-yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the Director of Corporate Bonds for Van Kampen Investments. While at Van Kampen, he was also Senior Portfolio Manager for several high-yield and high-grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey earned his M.B.A. from the Kellogg Graduate School of Management at Northwestern University and his B.A. from the University of Wisconsin.

Michelle Handy. Ms. Handy is a Senior Managing Director and Chief Investment Officer for FEAC’s Direct Lending platform. She serves on the Direct Lending Investment Committee and Management Committee. Ms. Handy has over twenty-one years of investment industry experience investing across various products. She became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit, which she joined in 2016. Prior to joining THL Credit, Ms. Handy worked at GE Capital for fifteen years where she held various roles in underwriting, portfolio management and workouts, ending her time there as the Chief Operating Officer of GE Capital America’s workout function. Before that, she began her career at Brown Brothers Harriman. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

Larry Klaff. Mr. Klaff is a Senior Managing Director and head of asset-based loans on FEAC’s Direct Lending team, overseeing the sourcing, underwriting and management of asset-based loans. He also serves on the investment committee of the firm’s Direct Lending platform for asset-based loans. Prior to joining First Eagle in July 2020, Mr. Klaff was the senior managing director leading originations and underwriting at Gordon Brothers Finance Company (a portfolio company of BlackRock Capital Investment Corporation), where he oversaw more than a billion dollars of transactions and served on the firm’s investment committee. He also was the founding member and managing director of Gordon Brothers Merchant Partner, LLC, a $330 million hedge fund, and before that managing director of Gordon Brothers, LLC structured loan team. Mr. Klaff joined Gordon Brothers Group in 1996 as a senior associate in the valuation and advisory services division, after beginning his career in various management and finance positions at several major retailers. Mr. Klaff earned a B.A. from Hobart College and an M.B.A. from the Kogod School of Business at American University. He served on the executive committee of Secured Finance Network (formerly the Commercial Finance Association) and is a past president and board member of its New England chapter. In addition, he served as a board member and past president of the Northeast chapter of the Turnaround Management Association.

Garrett M. Stephen. Mr. Stephen is a Senior Managing Director on the Direct Lending Team within FEAC. He is also the Co-Head of Origination. Mr. Stephen is based in First Eagle’s Boston office and serves as a member of the Direct Lending Investment Committee. Throughout his tenure at FEAC, and its predecessor THL Credit, Mr. Stephen has held and maintains origination, structuring, underwriting, portfolio monitoring and capital raising responsibilities; he has broad experience structuring investments that span the balance sheet and has partnered with numerous private equity firms to finance companies across various industries. He became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit, which he had joined in 2012. Prior to joining THL Credit, he was an Associate in Lazard’s Restructuring group. He began his career as an Analyst specializing in corporate turnarounds and restructurings across a variety of industries at CDG Group, a middle-market restructuring firm. Mr. Stephen graduated summa cum laude from Bentley University with a B.S. in Finance and Quantitative Perspectives and a minor in Management.

Brian J. Murphy. Mr. Murphy is a Senior Managing Director, Head of Capital Markets and Co-Head of Origination at FEAC. Mr. Murphy is a member of FEAC’s Management Committee and the Investment

Committee of the Tradable Credit platform. He became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit, which he had joined in June 2004. Previously, he was a senior credit analyst/senior portfolio manager in the alternative credit strategies group of McDonnell Investment Management. Before that, he was a senior credit analyst covering telecommunications, media/broadcasting and the cable industries in the bank loan asset management group at Columbia Management Advisors. Earlier, he was employed by Van Kampen Investments as an assistant portfolio manager for the Van Kampen Prime Rate Income Trust. He earned a BA in finance from Loras College.

The following investment professionals serve as additional resources for the implementation and management of the Fund’s investment portfolio:

James R. Fellows. Mr. Fellows is the President of FEAC. He also serves on FEAC’s Management Committee and the Investment Committee of its Tradable Credit and Direct Lending platforms. He has more than twenty-nine years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Larry Holzenthaler. Mr. Holzenthaler is a managing director, portfolio manager and senior alternatives strategist at FEAC, responsible for the day-to-day implementation and management for several of FEAC’s strategies alongside the portfolio management team and FEAC’s chief investment officer. He is also an alternative credit market expert, working closely with First Eagle US Wealth Solutions and other channels to provide investors insights on FEAC’s investment positioning, market views, and products. He also provides market education to clients, creates investment-related content, and develops new products within alternative credit. Prior to joining First Eagle in November 2023, Larry was a managing director and investment strategist at Nuveen Asset Management, and prior affiliate Symphony Asset Management, where he represented Nuveen and Symphony’s investment teams externally and assisted with product management and investment content within the corporate credit market. Before that, he was an analyst on Symphony’s credit investment team where his research focused on the marine transportation sector. Larry earned a BS in finance from Arizona State University.

The Fund pays the Adviser a fee for its services under the Existing Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee are ultimately borne by the Shareholders.

Management Fee

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the purpose of the Existing Advisory Agreement, “net assets” means the Fund’s total assets less liabilities determined on a consolidated basis in accordance with GAAP.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

Incentive Fee Based on Income

The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns.

“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) entered into between the Fund and the Administrator (as defined below), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). Pre-Incentive Fee Net Investment Income Returns are calculated on a quarterly basis with no look-back period.

The Fund pays the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of the Fund’s Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•

12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three (3) months and adjusted for any share issuances or repurchases during the relevant quarter.

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that the Fund may pay an incentive fee in a calendar quarter in which the Fund incurs an overall loss taking into account capital account losses. For example, if the Fund receives Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, the Fund will pay the applicable incentive fee even if the Fund has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, Pre-Incentive Fee Net Investment Return is expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, so to the extent there are share issuances or repurchases during the quarter, it may affect the rate of return.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Under GAAP, the Fund includes unrealized gains in the calculation of capital gains incentive fee expense. This accrual reflects the incentive fees that would be payable to the Adviser if the Fund’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Existing Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

The fees that are payable under the Existing Advisory Agreement for any partial period are appropriately prorated.

Subadvisory Fee

For its services under the Existing Subadvisory Agreement, the Adviser pays the Subadviser 50% of the fees payable to the Adviser pursuant to the Existing Advisory Agreement. The subadvisory fee payable to the Subadviser is paid by the Adviser out of its investment advisory fee rather than paid separately by the Fund.

Fee Waiver

The Advisers have agreed to waive all management fees, incentive fees and subadvisory fees payable to them under the Existing Advisory and subadvisory Agreements from the effective date of the Fund’s registration statement relating to its public offering (June 6, 2024) through June 30, 2025. For the period from July 1, 2025 through December 31, 2025, the Advisers have agreed to waive 50% of the base management fee and 100% of the incentive fee payable to them under the Existing Advisory and Subadvisory agreements. Such fee waivers are not revocable during their terms and amounts waived pursuant to such fee waivers will not be subject to any right of future recoupment in favor of FEIM and FEAC.

Administration Agreement

The Fund has also entered into an Administration Agreement with FEAC, which also serves as the administrator (in such capacity, the “Administrator”). Under the Administration Agreement, the Administrator performs, or oversees the performance of, administrative services necessary for the operation of the Fund, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, the Administrator assists in determining and publishing the Fund’s net asset value (“NAV”), oversees the preparation and filing of the Fund’s tax returns, oversees the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund will reimburse the Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance by the Administrator of its duties under the Administration Agreement, including technology costs and the Fund’s allocable portion of cost of compensation and related expenses of the Fund’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which may include personnel at FEIM or FEAC, as well as any costs and expenses incurred by the Administrator relating to any administrative or operating services provided by the Administrator to the Fund. The Fund’s Board reviews the allocation methodologies with respect to such expenses. Under the Administration Agreement, non-investment professionals of the Administrator may provide, on behalf of the Fund, managerial assistance to those portfolio companies to which the Fund is required to provide such assistance. To the extent that the Fund’s Administrator outsources any of its functions, the Fund pays the fees associated with such functions on a direct basis without profit to the Administrator.

Expense Support and Conditional Reimbursement Agreement

From the effective date of the Fund’s registration statement relating to its public offering (June 6, 2024) through the term of the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”), which shall be at least 24 months from the effective date of the Fund’s registration statement, the Adviser will advance all of the Fund’s Other Operating Expenses (as defined below) so such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV (“Required Expense Payment”). Any Required Expense Payment must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds and/or offset against amounts due from the Fund to the Adviser or its affiliates.

“Other Operating Expenses” means the Fund’s organization and offering expenses, professional fees (including accounting, legal and auditing fees), custodian and transfer agent fees, third party valuation service fees, insurance costs, trustee fees, administration fees and other general and administrative expenses. For the avoidance of doubt, Other Operating Expenses excludes: (i) base management fees, (ii) incentive fees, (iii) shareholder servicing and/or distribution fees, (iv) brokerage costs or other investment-related out-of-pocket expenses, (v) dividend/interest payments (including any dividend payments, interest expense, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Additionally, pursuant to the Expense Support Agreement, the Adviser may elect to pay, at such times as the Adviser determines, certain additional expenses on the Fund’s behalf (each such payment, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from the Fund to the Adviser or its affiliates.

Following any calendar month (the “Applicable Calendar Month”) in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in the Applicable Calendar Month (“Excess Operating Funds”), the Fund will pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to or on behalf of the Fund within three years prior to the last business day of the Applicable Calendar Month have been reimbursed (“Reimbursement Payment”).

“Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any Applicable Calendar Month shall be made if (1) the Effective Rate of Distributions Per Share (as defined below) declared by the Fund at the time of such proposed Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates unless such decrease in the Effective Rate of Distribution Per Share is as a result of a reduction in SOFR, or (2) the Fund’s Other Operating Expenses at the time of such Reimbursement Payment exceed 1.00% of the Fund’s net asset value at the end of the Applicable Calendar Month. “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365-day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any.

The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the Applicable Calendar Month, except to the extent the Adviser has waived its right to receive such payment for the Applicable Calendar Month.

History of the Existing Advisory Agreement

The Fund originally entered into the Existing Advisory Agreement with FEIM immediately following that original agreement’s approval by the Fund’s initial shareholder on March 29, 2023. That was the last time the Shareholders voted on an advisory agreement with FEIM.

The Board recently approved the renewal of the Existing Advisory Agreement in accordance with its annual review process, at a regularly scheduled Board meeting on March 11, 2025.

History of the Existing Subadvisory Agreement

The Adviser and the Subadviser entered into the Existing Subadvisory Agreement with respect to the Fund immediately following that original agreement’s approval by the Fund’s initial shareholder on March 29, 2023. That was the last time the Shareholders voted on a subadvisory agreement with FEAC.

The Board recently approved the renewal of the Existing Subadvisory Agreement in accordance with its annual review process, at a regularly scheduled Board meeting on March 11, 2025.

Fees

The table below sets forth information about the total management fees paid by the Fund to the Adviser (which includes amounts paid by the Adviser to the Subadviser), and the amounts waived and/or reimbursed by the Adviser, for the periods indicated (in thousands):

Fiscal Year Ended December 31,	Paid to the Adviser	Waived/ Reimbursed by the Adviser
2024	$3,617	$3,617
2023	$683	$683

For the fiscal years ended December 31, 2024 and December 31, 2023, in connection with subadvisory services provided to the Fund, the Adviser paid FEAC advisory fees in the amount of $0.

The table below sets forth the administrative and accounting costs reimbursed by the Fund to FEAC for the past three fiscal years. These expense reimbursements are in addition to investment advisory fees paid.

Fund	2024	2023	2022
First Eagle Private Credit Fund	$0	$0	$0

For the past three fiscal years, there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser.

Parent of FEIM and FEAC

FEIM and FEAC are subsidiaries of FE Holdings. FE Holdings is a privately-owned holding company organized under the laws of the State of Delaware. It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 10% of the total outstanding) is indirectly owned by FEIM employees.

Officers and Directors of FEIM

The name of each officer or director of the Fund who is an officer, employee, director, general partner or shareholder of the Adviser is as follows: David O’Connor (President, Chief Executive Officer and Trustee of the Fund), Jennifer Wilson (Chief Financial Officer and Treasurer of the Fund), Seth Gelman (Interim Chief Compliance Officer of the Fund), Sabrina Rusnak-Carlson (General Counsel and Secretary of the Fund), Smriti Kodandapani (Deputy General Counsel and Assistant Secretary of the Fund), William Karim (Deputy General Counsel of the Fund), Sheelyn Michael (Deputy General Counsel of the Fund) Michael Luzzatto (Vice President of the Fund) and Casey Walker (Assistant Secretary of the Fund).

Interest of Certain Persons in the Approval of the New Advisory Agreements

As the Advisers and the Fund are the parties to the New Advisory Agreements, persons associated with the Advisers and the Fund – including each of the members of the Board of Trustees and the officers of the Fund – may be viewed as having an interest in the outcome of the Meeting. One of the Board’s Trustees, Mr. David O’Connor, is associated with the Adviser by current employment and is thus not considered to be “independent” under applicable law. Mr. O’Connor also has an ownership interest in FE Holdings. All of the officers of the Fund are employees of the Advisers.

Additionally, certain of the officers of the Fund have ownership interests in FE Holdings and, indirectly, the Advisers. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a Trustee or officer of the Fund at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting (such interest does not include any interest arising from the ownership of securities of the Fund where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class).

The New Advisory Agreements

The terms and conditions of the New Advisory Agreements are substantially similar to the Existing Advisory Agreements. The fees payable to the Adviser and Subadviser under the New Advisory Agreements will be identical to the fees payable under the Existing Advisory Agreements.

In addition, the Advisers have assured the Board that they will continue to provide the same level of advisory services to the Fund under the New Advisory Agreements as they provided under the Existing Advisory Agreements. No arrangement or understanding was made in connection with the New Advisory Agreements with respect to the composition of the Board of Trustees or the governing board of the Advisers or with respect to the selection or appointment of any person to any office with the Fund or the Advisers. Representatives of the Buyers and the Adviser will be represented on the governing board of the general partner to the limited partnership that will be the ultimate parent of FE Holdings.

The New Advisory Agreement is Substantially Similar to the Existing Advisory Agreement

Notwithstanding references to the New Advisory Agreement as “new,” the agreement is substantially the same as the Existing Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreement. A copy of the form of the New Advisory Agreement is included in this Proxy Statement as APPENDIX B. All material terms of the Existing Advisory Agreement are being carried forward, with a number of immaterial updates. You can refer to the applicable appendix for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Advisory Agreement, and the New Advisory Agreement does not change the advisory service terms. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser will manage the investment and reinvestment of the assets of the Fund. The New Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Advisory Agreement does not change as to its term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

The New Subadvisory Agreement is Substantially Similar to the Existing Subadvisory Agreement

Notwithstanding references to the New Subadvisory Agreement as “new,” the agreement is substantially the same as the Existing Subadvisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Subadvisory Agreement. A copy of the form of the New Subadvisory Agreement is included in this Proxy Statement as APPENDIX D. All material terms of the Existing Subadvisory Agreement are being carried forward, with a number of immaterial updates. You can refer to the applicable appendix for the complete terms.

There will be no change in the schedule of fees payable to the Subadviser for investment advisory services under the New Subadvisory Agreement, and the New Subadvisory Agreement does not change the advisory service terms. Both the New Subadvisory Agreement and the Existing Subadvisory Agreement provide that, subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of the Fund. The New Subadvisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Subadvisory Agreement does not change as to its term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

Board Considerations for Proposal 1: New Advisory Agreement

At a special Board meeting held on April 17, 2025, the Board, including a majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), approved the New Advisory Agreement and determined to recommend approval of the New Advisory Agreement to the Shareholders.

In its deliberations, the Board had the benefit of written information provided by the Advisers relating to the Transaction, as well as informational sessions relating to the Transaction on March 10, 2025 and at the special Board meeting held on April 17, 2025. The Board also referred to the written information provided to the Board in connection with the most recent renewal of the Existing Advisory Agreement at the March 2025 meeting of the Board, which had included comprehensive fee, expense and performance comparisons, including comparisons to peer funds, and to the Fund’s stated market benchmark. The Advisers represented to the Board that there were no material changes to such information since the March 10, 2025 meeting. The Board also had the benefit of receiving presentations from, and holding discussions with, management throughout the year.

At the April 17, 2025 special Board meeting, the Board met with senior management of the Adviser and with a representative of the Buyers. Discussion covered the respective goals and interests of the different parties, the expected timetable of the Transaction, financing and other key economic terms, the perspectives of key employees and related executive and employee retention initiatives, and the expected business strategies of and resources available to the Adviser going forward. The Board also was advised of alternatives to the Transaction that had been considered by management, and management’s view that the Transaction, and related continuation of the Adviser’s services without interruption under the New Advisory Agreements, is desirable and appropriate and in the interests of the Adviser, its parent company, the Fund and its shareholders. Among other representations made by the Buyers, the Buyers confirmed that the Buyers will exercise their oversight of the Adviser’s business at the level of the parent company board of directors and will not be involved in the day-to-day management of the Adviser. The Adviser and the Buyers each also confirmed that no change in investment processes is anticipated as a result of the Transaction.

The various sessions held at the meeting included an executive session during which only the Independent Trustees and their counsel were present and an executive session of the full Board. Prior to approving the New Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss the information provided by the Adviser and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval.

In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fees under the New Advisory Agreement are fair in relation to the services provided by the Adviser, within the range of what could be negotiated at arm’s length in similar circumstances and not so disproportionately large that they bear no reasonable relationship to the services provided, and that the New Advisory Agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered the following topics in reaching their conclusion to approve the New Advisory Agreement:

Nature, Quality, and Extent of Services Provided by the Adviser

•	The Trustees reviewed the services provided by the Adviser to the Fund and considered that the services were not expected to change in connection with the Transaction. The Adviser will oversee the management of the Fund’s activities and supervise the activities of the Subadviser. The Trustees were assured that service levels for the Fund are not affected by the terms of the Fund’s fee waiver or expense cap.

•

The Trustees reviewed the Fund’s historical relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for the Fund’s shareholders, the decision to purchase Fund shares implicitly included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of the Shareholders between the Adviser and the Fund.

•

The Trustees reviewed the background and experience of the Fund’s portfolio managers and the quality of the Trustees’ regular meetings with them over time. The Trustees also noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

•

The Trustees reviewed the representations received regarding the continued independent operations of the Adviser following the Transaction and appropriate resourcing of the investment and other core business functions. The Trustees also noted information provided by and regarding the Buyers, including their track record of growing businesses, their likely time period of ownership of the business and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management’s strategic direction of the Adviser, and potential resources and other support that might be made available to the Adviser over time.

•	The Trustees noted that the costs associated with this proxy solicitation would be borne by the Adviser. No such costs would be borne by the Fund.

Investment Performance of the Fund and the Adviser

•

The Trustees considered that they recently were provided investment performance information for the Fund on both an absolute and a relative basis over a 1-year period and since inception in connection with the March 2025 Board meeting. The Adviser represented that there were no material changes to such investment performance information since the March 2025 meeting.

Costs of Services Provided and Profits Realized by the Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•

The Trustees were provided (in connection with the March 2025 Board meeting) detailed information regarding the total compensation received by the Adviser and the Fund’s total costs for using the Adviser’s services. The Trustees were also provided (in connection with the March 2025 Board meeting) comparative fee and expense information for peer funds. The Adviser represented that there were no material changes to such information since the March 2025 meeting.

•

The Trustees considered representations from the Adviser that there will not be any unfair burden imposed on the Fund in connection with the Transaction, including that the fee terms would not increase as a result of the Transaction (noting that any existing fee waivers or expense caps, or those imposed in the future for reasons unrelated to the Transaction, are expected to be governed in accordance with their terms).

•	The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyers may have certain service or trading relationships with the Fund.

•

The Trustees considered potential economies of scale in the operation of the Fund and the provision of services by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including trading, compliance and back-office operations. Further scale as a result of the Transaction was considered, but viewed as speculative.

•

The Trustees reviewed the Adviser’s financial condition and profitability and were provided (in connection with the March 2025 Board meeting) information showing estimated and indicative profitability for the Adviser with respect to the Fund. The Adviser represented that there were no material changes to such information since the March 2025 meeting. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability (when considered across the business) in maintaining the Adviser’s culture and management continuity. The Trustees also noted that the Adviser has shown the willingness to commit resources to support investment in the business and to maintain the quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. The Adviser indicated that levels of support are not dependent on or reflective of the profits realized with respect to the Fund.

•

The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction (or otherwise continued). The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser’s parent company.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Advisory Agreement.

* * *

Board Considerations for Proposal 2: New Subadvisory Agreement

At a special meeting held on April 17, 2025, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the New Subadvisory Agreement.

In its deliberations, the Board had the benefit of written information provided by the Advisers relating to the Transaction, as well as informational sessions relating to the Transaction on March 10, 2025 and at the special Board meeting held on April 17, 2025. The Board also referred to the written information provided to the Board in connection with the most recent renewal of the Existing Subadvisory Agreement at the March 2025 meeting of the Board, which had included comprehensive fee, expense and performance comparisons, including comparisons to peer funds, and to the Fund’s stated market benchmark. The Advisers represented that there were no material changes to such information since the March 2025 meeting. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the New Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss the information provided by the Advisers and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the subadvisory fees under the New Subadvisory Agreement are fair in relation to the services provided by the Subadviser, within the range of what could be negotiated at arm’s length in similar circumstances and not so disproportionately large that they bear no reasonable relationship to the services provided, and that the New Subadvisory Agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement.

The Trustees considered that the Subadviser is wholly owned by the Adviser, that certain of the operations of the two entities are broadly integrated, and that the Subadviser can be considered to be the direct lending business of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services to be provided under the New Subadvisory Agreement (and corresponding services to be provided by the Adviser under the New Advisory Agreement). The Trustees commented on the background and experience of the Fund’s portfolio managers and the quality of the Trustees’ meetings with them throughout the year. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser’s staff that manage the Fund, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Subadvisory Agreement.

* * *

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of Shareholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us a reasonable time before we begin to print and send our proxy materials in connection with such meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be sent to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meetings may be held and action taken with the greatest possible number of shares participating.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

Security Ownership by Certain Beneficial Owners and Management of the Fund

As of March 31, 2025, to the knowledge of the Fund, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the shares of beneficial interest of the Fund. This percentage is based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of March 31, 2025, to the knowledge of the Fund, the following shareholders beneficially owned 5.00% or more of the Fund’s securities:

	Shares Beneficially Owned
Name and Address	Number	Percentage
FEPCF Founders Fund, L.P., FEPCF Founders Fund, G.P. LLC, First Eagle Alternative Credit, LLC, First Eagle Investment Management, LLC, and First Eagle Holdings, Inc. (1)	8,307,927	66.8%
Florida Power & Light Company Qualified Decommissioning Trust for Turkey Point and St. Lucie Nuclear Plants(2)	4,097,524	32.9%

(1)

FEPCF Founders Fund GP LLC (“Founders Fund GP”) is the sole general partner of FEPCF Founders Fund, L.P. (“Founders Fund”). FEAC is the investment advisor to Founders Fund and sole member of Founders Fund GP. FEIM is the sole and managing member of FEAC. First Eagle Holdings, Inc. (“FE Holdings”) is the managing member of FEIM. Founders Fund, Founders Fund GP, FEAC, FEIM and FE Holdings maintain the shared power to vote or dispose of 8,307,927 shares consisting of 4,451 Common Shares held directly by FEIM and 8,303,476 Common Shares held directly by Founders Fund. The address of the principal business office of FEIM and FE Holdings is 1345 Avenue of the Americas, 48th Floor, New York, NY 10105. The address of the principal business office of Founders Fund, Founders Fund GP and FEAC is 500 Boylston St., Suite 1200, Boston, MA 02116.

(2)

Based solely on a Schedule 13D filed on July 20, 2023 and an amendment thereto filed on March 5, 2024 by NextEra Energy, Inc. (“NextEra Energy”) and Florida Power & Light Company (“FPL”). NextEra Energy is a holding company and conducts its operations principally through its wholly owned subsidiary, FPL, and indirectly through certain other entities. FPL has the power and authority to direct the investment and voting decisions of the trustee of the Florida Power & Light Company Qualified Decommissioning Trusts for Turkey Point and St. Lucie Nuclear Plants (the “Trust”). The Trust directly owns the Common Shares. Based on such filings, NextEra Energy and FPL maintain the shared power to vote or dispose of 4,097,524 shares. The address of the principal business office of NextEra Energy and FPL is 700 Universe Boulevard, Juno Beach, Florida 33408.

A-1

APPENDIX B

FORM OF FIRST EAGLE PRIVATE CREDIT FUND

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is dated and effective as of       by and between FIRST EAGLE PRIVATE CREDIT FUND, a Delaware statutory trust (the “Fund”), and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Fund desires to retain the Adviser to provide investment advisory services and administrative non-investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide services to the Fund in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1)

Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2)

Subject to the supervision of the Board of Trustees of the Fund (the “Board,” and each member thereof, a “Trustee”), the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with (i) the Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement on Form N-2, as amended from time to time (the “Registration Statement”), (ii) in accordance with the 1940 Act and (iii) in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s Declaration of Trust (as defined below) and bylaws. Without limiting the generality of the foregoing, the Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and, in connection therewith, agrees to render the following services:

a)

determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

b)

identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other investments on the Fund’s behalf;

c)	monitoring the Fund’s investments;

d)	performing due diligence on prospective portfolio companies;

e)	serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

f)	negotiating, obtaining and managing the Fund’s financing facilities and other forms of leverage;

g)

arranging, on behalf of the Fund, for services of, and overseeing/conducting relations with, transfer agents, dividend disbursing agents, other shareholder servicing agents, underwriters, brokers and dealers and intermediaries;

h)	preparing materials and coordinating meetings of the Board, and the printing and dissemination of reports to shareholders of the Fund;

i)	overseeing the performance of administrative and professional services rendered to the Fund by others; and

j)	providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

i)	making, in consultation with the Fund’s Board, investment strategy decisions for the Fund;

ii)	reasonably assisting the Board and the Fund’s other service providers with the valuation of the Fund’s assets;

iii)

directing investment professionals of the Adviser or non-investment professionals of the Administrator (as defined below) to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time; and

iv)	exercising voting rights in respect of the Fund’s portfolio securities and other investments.

k)

The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to Section 12(b) of this Agreement and any registration statement filed with the Securities and Exchange Commission (“SEC”).

l)

The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of one or more such special purpose vehicle(s) and to make such investments through one or more such special purpose vehicle(s) in accordance with the 1940 Act.

Subject to the prior approval of a majority of the Board, including a majority of the Board who are not “interested persons” of the Fund and, to the extent required by the 1940 Act and subject to any applicable guidance or interpretation of the SEC or its staff, or by the shareholders of the Fund, as applicable, the Adviser may obtain the services of a subadviser(s) to assist the Adviser (and together with the Adviser, the “Advisers”) in fulfilling its responsibilities hereunder. The Adviser, and not the Fund, shall be responsible for any compensation payable to any subadviser. Any subadvisory agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and other applicable federal and state law. Any such subadviser(s) shall be subject to the oversight of the Adviser and the Board, with the scope of such services and oversight to be set forth in each subadvisory agreement. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.

The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for, represent, bind or obligate the Fund in any way or otherwise be deemed an agent of the Fund, except as specifically provided herein.

The Adviser shall keep and preserve for the period required by the 1940 Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records in accordance with Section 31(a) of the 1940 Act with respect to the Fund’s portfolio transactions and shall render to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records.

3)

Fund Responsibilities and Expenses Payable by the Fund. In connection herewith, the Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund. The Adviser shall bear the expenses arising out of its duties hereunder, except as provided in this Section 3. Except as specifically provided below and above in Section 2 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonuses and benefits of such personnel and the routine overhead expenses (including rent, office equipment and utilities) allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:

a)	investment advisory fees, including the Base Management Fee (as defined below) and Incentive Fee (as defined below), to the Adviser, pursuant to this Agreement;

b)

the Fund’s allocable portion of compensation and other expenses incurred by First Eagle Alternative Credit, LLC, in its capacity as administrator of the Fund (the “Administrator”) in performing its administrative obligations under the administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to:

i)

the Fund’s Chief Compliance Officer, Chief Financial Officer, General Counsel, Head of Legal and Compliance and their respective staffs, which may include personnel at either the Adviser or subadviser(s) who assist such officers; investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and

ii)	any personnel of the Adviser or any of its affiliates providing non-investment related services to the Fund; and

c)	all other expenses of the Fund’s operation, administration and transactions including, without limitation, those relating to:

i)

organization and offering expenses associated with any offering and any future issuance of preferred shares (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s transfer agent, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors);

ii)

all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors or accounting services providers), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative

Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”)), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, transfer agents, dividend agents, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of First Eagle), and other professionals and service providers (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, operations, treasury, valuation, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide legal or tax advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative, operational, accounting, treasury, and valuation services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection with such services, in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise;

iii)	the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;

iv)	the cost of effecting any sales and repurchases of the Shares and other Fund securities;

v)	fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;

vi)

interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative and hedging transactions (including interest, fees and related advisory and legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

vii)	all fees, costs and expenses of any loan servicers, loan agents, and other service providers and of any custodians, lenders, investment banks and other financing sources;

viii)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

ix)

expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in identifying, sourcing, evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights related thereto;

x)

expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board or any committees thereof;

xi)

all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments and, if necessary, the expenses related to enforcing the Fund’s rights related to any prospective or potential investments that are not ultimately made;

xii)	the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;

xiii)

all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, loan servicers, agent bank and other bank service fees; private placement fees and expenses, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with developing, evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, research, data, technology, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings), any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars and expenses arising out of trade settlements or loan closings (including any delayed compensation expenses);

xiv)

investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan agenting and administration, treasury, valuation, travel, meals, accommodations and entertainment, advisory, research, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of the Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of First Eagle as lessor in connection therewith));

xv)	fees and expenses associated with marketing efforts;

xvi)	federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

xvii)

independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent Trustees;

xviii)

costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority (“FINRA”), U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing costs, and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

xix)

all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

xx)

the costs of preparing and filing any registration statements, reports, prospectuses, proxy statements, other documents required by the SEC or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

xxi)	proxy voting expenses;

xxii)	costs of registration rights granted to certain investors;

xxiii)

any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

xxiv)

all fees, costs and expenses of any litigation, arbitration or audit involving the Fund, any of its vehicles or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith; Trustees and officers liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification by the Fund) or extraordinary expense or liability relating to the affairs of the Fund;

xxv)

all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-acquisition and related communication costs, market and portfolio company data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by the Adviser and/or its affiliates for technology and data-related services noted herein that are provided to the Fund and/or its portfolio companies (including in connection with prospective investments) such as financial spreading, each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

xxvi)

the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;

xxvii)	costs associated with individual or group shareholders;

xxviii)	fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

xxix)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

xxx)	all fees, costs and expenses of winding up and liquidating the Fund’s assets;

xxxi)

all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

xxxii)	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

xxxiii)

costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and

xxxiv)

all other expenses incurred by the Administrator in connection with administering the Fund’s business; provided however, that in the event the Fund adopts a distribution and shareholder servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Shareholder Servicing Plan”), any payments made by the Fund for activities primarily intended to result in the sale of Shares will be paid pursuant to the Distribution and Shareholder Servicing Plan.

Reimbursement. In addition to the compensation paid to the Adviser pursuant to Section 11, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

1)	rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

2)

salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

4)

Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

5)	Best Execution; Research Services.

a)

The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

b)

On occasions when the Adviser deems the purchase or sale of a security or other instruments to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c)

Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

d)

All Front End Fees (as defined in the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”)) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

6)	Services Not Deemed Exclusive. The Fund and the Board acknowledge and agree that:

a)

the investment advisory services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates or related persons shall be free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Adviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund; and

b)

the Adviser and its affiliates may face conflicts of interest as described in the Fund’s Registration Statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board in connection with its consideration of this Agreement and any future renewal of this Agreement.

7)

Responsibility of Dual Directors, Officers and/or Employees. If any person is a manager, partner, officer or employee of the Adviser or the Administrator or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

8)

Additional Compensation. Nothing herein shall prohibit the Board from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

9)	The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.

10)	Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

11)

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

a)

Base Management Fee. The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of Fund’s net assets as of the beginning of the first business day of the month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund begins operations. For purposes of this Agreement, “net assets” means our total assets less liabilities determined on a consolidated basis in accordance with accounting principles generally accepted in the United States (“GAAP”).

b)

Incentive Fee. The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

i)	Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns.

1)

“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on, the value of the Fund’s net assets at the end of the immediate preceding quarter from interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any distribution or shareholder servicing fees).

2)

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

3)

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

a)

no Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25%;

b)

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up”; and

c)	12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

4)	These calculations are pro-rated for any period of less than three months an adjusted for any share issuances or repurchases during the relevant quarter.

ii)	Incentive Fee Based on Capital Gains. The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears.

1)	The amount payable equals:

a)

12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains as calculated in accordance with GAAP.

c)

Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for all prior periods. The Fund will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains

Incentive Fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Incentive Fee payable pursuant to this Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

d)	The fees that are payable under this Agreement for any partial period will be appropriately prorated.

12)	Representations and Warranties.

a)

The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

b)

The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, (a) an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (b) a report of the material activities of the Fund during the period covered by the report; (c) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

c)

From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in Shares of one class or series payable to the holders of the Shares of another class or series, or from any other source as the Board in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.

d)

The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 2 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the Public Offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the Public Offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

13)	Limitation of Liability of the Adviser; Indemnification.

a)

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of bad faith, negligence, willful misfeasance or misconduct on its part, or its violation of its fiduciary duty, in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

b)

Notwithstanding Section 13(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

i)	the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

ii)	the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

iii)

the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence, willful misfeasance or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Declaration of Trust) of the Adviser, or (B) gross negligence, willful misfeasance or willful misconduct, in the case that the Indemnified Party is a director of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and

iv)	such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

v)

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

1)	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

2)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

3)

a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

c)	The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

i)	the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

ii)

the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

iii)

the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

iv)

the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

14)	Effectiveness, Duration and Termination of Agreement.

a)

This Agreement shall become effective as of the date hereof; provided, however, that this Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the Board or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or on not less than 120 days’ written notice by the Adviser to the Fund. The provisions of Section 13 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 3 or 11 through the date of termination or expiration. The payment of such amounts must be fair and protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distributions which the terminated Adviser otherwise would have received under Sections 3 or 11 had the Adviser not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not more than five years with equal installment each year. If the Fund continues its operations following the termination of this

Agreement by the Adviser, the Adviser shall pay all expenses incurred as a result of its withdrawal. Notwithstanding the termination or expiration of this Agreement as aforesaid, Section 13 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

b)

This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the 1940 Act, from the date of the Fund’s election to be regulated as a BDC under the 1940 Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

c)	This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

d)

After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:

i)

Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

ii)	Deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

iii)	Cooperate with the Fund to provide an orderly management transition.

e)

Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a subadviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; (iv) cause the merger or other reorganization of the Fund; or (v) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders.

f)

The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.

15)	Conflicts of Interest and Prohibited Activities.

a)	The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

b)

The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, including the Omnibus Guidelines; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws, including the Omnibus Guidelines, governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws, including the Omnibus Guidelines.

c)

The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.

d)

The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the Fund’s funds will be protected from the claims of affiliated companies.

16)	Access to Shareholder List.

a)

If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s Declaration of Trust, as may be amended from time to time, or any successor provision thereto (the “Declaration Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Declaration Shareholder List Provision. The Adviser and the Board shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

17)	Amendments. This Agreement may be amended by mutual written consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

18)	Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

19)

Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Head of Legal and Compliance.

20)

Third Party Beneficiaries. Except for the Indemnified Parties (with respect to Section 13 hereof) each being an intended beneficiary of the applicable sections of this Agreement, this Agreement is for the sole benefit of the parties hereto and nothing herein express or implied will give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder.

21)

Severability. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

22)

Counterparts; Headings. This Agreement may be executed in counterparts, each of which will be deemed to be an original copy and all of which together will constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties will not have signed the same counterpart. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

23)

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

For so long as the Fund is a registered investment company under the 1940 Act, this Agreement will also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of Delaware or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act will control.

24)	Use of Name.

a)

The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or any extension, renewal or amendment thereof, remains in effect. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s functions are transferred or assigned to a company that is not controlled by or under common control with First Eagle Investment Management, LLC. In the event that such Agreement shall no longer be in effect or the Adviser’s functions are transferred or assigned to a company that is not controlled by or under common control with First Eagle Investment Management, LLC, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

b)

During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

c)

In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery.

25)

Advising Other Clients on Fund Shares. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund except to the extent that the Adviser is acting as principal underwriter of the Shares of the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal.

26)	Survival. The provisions of Sections 11, 13, 14, 17, 19, 20, 22, 23, 24(c) and this 26 hereof shall survive the termination of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE PRIVATE CREDIT FUND

By:
Name: David O’Connor
Title: Head of Legal & Compliance

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name: David O’Connor
Title: General Counsel and Head of Legal & Compliance

[Signature Page to Advisory Agreement]

APPENDIX C

Name, address and principal occupation of the principal executive officers and each director of the Adviser.

Name	Address	Principal Occupation
Mehdi Mahmud (President and Chief Executive Officer)	1345 Avenue of the Americas New York, New York 10105	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund

Melanie Dow (Chief Administrative Officer and Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Administrative Officer and Executive Managing Director, First Eagle Investment Management, LLC

David O’Connor (General Counsel, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino (Chief Financial Officer, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Financial Officer and Executive Managing Director, First Eagle Investment Management, LLC

Seth Gelman (Chief Compliance Officer, Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

C-1

APPENDIX D

FORM OF FIRST EAGLE PRIVATE CREDIT FUND

SUBADVISORY AGREEMENT

This Subadvisory Agreement (this “Agreement”) is dated and effective as of      by and among First Eagle Private Credit Fund, a Delaware statutory trust (the “Fund”), First Eagle Investment Management, LLC, a Delaware limited liability company (the “Adviser”), and First Eagle Alternative Credit, LLC, a Delaware limited liability company (the “Subadviser” and, together with the Adviser, the “Advisers”).

WHEREAS, the Fund has retained the Adviser to act as the investment adviser to the Fund pursuant to the Advisory Agreement, between the Fund and the Adviser, dated as of the date hereof (the “Advisory Agreement”); and

WHEREAS, the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Subadviser to assist it in fulfilling certain of its obligations under the Advisory Agreement and Subadviser is willing to perform the duties and responsibilities as Subadviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1)

Appointment of the Subadviser. The Adviser hereby retains and appoints the Subadviser to provide the services set forth herein and the Subadviser hereby accepts the retention and appointment and agrees to provide such services for the period and upon the terms herein.

2)

Services to be Provided by the Subadviser. In connection with its obligations hereunder, the Subadviser shall, subject to the supervision of the Adviser and the board of trustees of the Fund (the “Board,” and each member thereof, a “Trustee”), furnish investment advisory services, including the purchase, retention and disposition of the Fund’s investments, in accordance with (i) the Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement on Form N-2, as amended from time to time (the “Registration Statement”), (ii) in accordance with the 1940 Act and (iii) in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s Declaration of Trust (as defined below) and bylaws. Without limiting the generality of the foregoing, the Subadviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and, in connection therewith, agrees to render the following services:

a)

determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

b)

identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other investments on the Fund’s behalf;

c)	monitoring the Fund’s investments;

a)	performing due diligence on prospective portfolio companies;

b)	exercising voting rights in respect of portfolio securities and other investments for the Fund;

c)	serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

d)	negotiating, obtaining and managing the Fund’s financing facilities and other forms of leverage; and

e)	providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

i)	making, in consultation with the Fund’s Board, investment strategy decisions for the Fund;

ii)	reasonably assisting the Board and the Fund’s other service providers with the valuation of the Fund’s assets; and

iii)

directing investment professionals of the Subadviser or non-investment professionals of the Administrator (as defined below) to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time.

i)

The Subadviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to Section 9(b) of this Agreement and any registration statement filed with the Securities and Exchange Commission (“SEC”).

j)

The Subadviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Subadviser’s immediate possession or control. The Subadviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Subadviser shall not contract away any fiduciary obligation owed by the Subadviser to the Fund’s shareholders under common law.

Subject to the supervision of the Adviser and the Board, the Subadviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Subadviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Subadviser to make investments on behalf of the Fund through a special purpose vehicle, the Subadviser shall have authority to create or arrange for the creation of one or more such special purpose vehicle(s) and to make such investments through one or more such special purpose vehicle(s) in accordance with the 1940 Act.

The Subadviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

The Adviser acknowledges that the Subadviser makes no warranty that any investments made by the Subadviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Subadviser.

The Subadviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for, represent, bind or obligate the Adviser or the Fund in any way or otherwise be deemed an agent of the Fund, except as specifically provided herein.

The Subadviser shall keep and preserve for the period required by the 1940 Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records in accordance with Section 31(a) of the 1940 Act with respect to the Fund’s portfolio transactions and shall render to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Subadviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Subadviser may retain a copy of such records.

3)

Adviser Responsibilities and Expenses Payable by the Adviser. In connection herewith, the Subadviser agrees to maintain a staff within its organization to furnish the above services to the Adviser and the Fund. The Subadviser shall bear the expenses arising out of its duties hereunder, except as provided in this Section 3. Except as specifically provided below and above in Section 2 hereof, the Fund and Adviser anticipate that all investment professionals and staff of the Subadviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonuses and benefits of such personnel and the routine overhead expenses (including rent, office equipment and utilities) allocable to such services, will be provided and paid for by the Subadviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:

a)	investment advisory fees, including the Base Management Fee and Incentive Fee, to the Adviser, both as defined in, and pursuant to, the Advisory Agreement;

b)

the Fund’s allocable portion of compensation and other expenses incurred by First Eagle Alternative Credit, LLC, in its capacity as administrator of the Fund (the “Administrator”) in performing its administrative obligations under the administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to:

i)

the Fund’s Chief Compliance Officer, Chief Financial Officer, General Counsel, Head of Legal and Compliance and their respective staffs, which may include personnel at either the Adviser or Subadviser who assist such officers; investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and

ii)	any personnel of the Subadviser or any of its affiliates providing non-investment related services to the Fund; and

c)	all other expenses of the Fund’s operation, administration and transactions including, without limitation, those relating to:

i)

organization and offering expenses associated with any offering and any future issuance of preferred shares (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s transfer agent, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors);

ii)

all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors or accounting services providers), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”)), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, transfer agents, dividend agents, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of First Eagle), and other professionals and service providers (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, operations, treasury, valuation, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide legal or tax advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative, operational, accounting, treasury, and valuation services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection with such services, in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise;

iii)	the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;

iv)	the cost of effecting any sales and repurchases of the Shares and other Fund securities;

v)	fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;

vi)

interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative and hedging transactions (including interest, fees and related advisory and legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

vii)	all fees, costs and expenses of any loan servicers, loan agents, and other service providers and of any custodians, lenders, investment banks and other financing sources;

viii)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

ix)

expenses, including travel, entertainment, lodging and meal expenses, incurred by the Subadviser, or members of its investment team, or payable to third parties, in identifying, sourcing, evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights related thereto;

x)

expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Subadviser to the extent such expenses relate to attendance at meetings of the Board or any committees thereof;

xi)

all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments and, if necessary, the expenses related to enforcing the Fund’s rights related to any prospective or potential investments that are not ultimately made;

xii)	the allocated costs incurred by the Subadviser and the Administrator in providing managerial assistance to those portfolio companies that request it;

xiii)

all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, loan servicers, agent bank and other bank service fees; private placement fees and expenses, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with developing, evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, research, data, technology, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings), any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars and expenses arising out of trade settlements or loan closings (including any delayed compensation expenses);

xiv)

investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan agenting and administration, treasury, valuation, travel, meals, accommodations and entertainment, advisory, research, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Subadviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of the Subadviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of First Eagle as lessor in connection therewith));

xv)	fees and expenses associated with marketing efforts;

xvi)	federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

xvii)

independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent Trustees;

xviii)

costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority (“FINRA”), U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing costs, and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

xix)

all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Subadviser or its affiliates in connection with such provision of services thereby);

xx)

the costs of preparing and filing any registration statements, reports, prospectuses, proxy statements, other documents required by the SEC or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

xxi)	proxy voting expenses;

xxii)	costs of registration rights granted to certain investors;

xxiii)

any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Subadviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

xxiv)

all fees, costs and expenses of any litigation, arbitration or audit involving the Fund, any of its vehicles or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith; Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification by the Fund) or extraordinary expense or liability relating to the affairs of the Fund;

xxv)

all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-acquisition and related communication costs, market and portfolio company data and research (including news and quotation equipment and services and including costs allocated by the Subadviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Subadviser and/or its affiliates for technology and data-related services noted herein that are provided to the Fund and/or its portfolio companies (including in connection with prospective investments) such as financial spreading, each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

xxvi)

the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;

xxvii)	costs associated with individual or group shareholders;

xxviii)	fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

xxix)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

xxx)	all fees, costs and expenses of winding up and liquidating the Fund’s assets;

xxxi)

all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Subadviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Subadviser and its affiliates relating to the

Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

xxxii)	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

xxxiii)

costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Subadviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and

xxxiv)

all other expenses incurred by the Administrator in connection with administering the Fund’s business; provided however, that in the event the Fund adopts a distribution and shareholder servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Shareholder Servicing Plan”), any payments made by the Fund for activities primarily intended to result in the sale of Shares will be paid pursuant to the Distribution and Shareholder Servicing Plan.

Reimbursement. In addition to the compensation paid to the Subadviser pursuant to Section 8, the Adviser shall reimburse the Subadviser for all expenses of the Fund incurred by the Subadviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Subadviser. The Subadviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Subadviser; however, no reimbursement shall be permitted for services for which the Subadviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(1)	rent or depreciation, utilities, capital equipment, and other administrative items of the Subadviser; and

(2)

salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Subadviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Subadviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Subadviser, or a person having the power to direct or cause the direction of the Subadviser, whether through the ownership of voting securities, by contract or otherwise.

From time to time, the Subadviser or its affiliates may pay third-party providers of goods or services. The Adviser will reimburse the Subadviser or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Subadviser may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

4)

Transactions with Affiliates. The Subadviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Subadviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Subadviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Subadviser) for the execution of trades for the Fund.

5)	Best Execution; Research Services.

a)

The Subadviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Subadviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Subadviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Subadviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser. It is understood that the expenses of the Subadviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Subadviser by brokers who effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Subadviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. It is understood that not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

b)

On occasions when the Adviser deems the purchase or sale of a security or other instruments to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c)

Excess Brokerage Commissions. The Subadviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

d)

All Front End Fees (as defined in the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”)) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

6)	Services Not Deemed Exclusive. The Adviser, Fund and the Board acknowledge and agree that:

a)

the investment advisory services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser and any of its affiliates or related persons shall be free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Subadviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Subadviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Subadviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Subadviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Subadviser an agent of the Fund;

b)

the Subadviser and its affiliates may face conflicts of interest as described in the Fund’s Registration Statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board in connection with its consideration of this Agreement and any future renewal of this Agreement; and

c)	The Subadviser shall not take any action which in its sole judgment made in good faith would contravene any express written direction from the Adviser.

7)	Responsibility of Dual Directors, Officers and/or Employees.

a)

If any person is a manager, partner, officer or employee of the Subadviser or the Adviser or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Subadviser or the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Subadviser or the Administrator or under the control or direction of the Subadviser or the Adviser, even if paid by the Subadviser or the Adviser.

b)	The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.

c)	Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

8)

Compensation. In consideration for the Subadviser’s provision of the investment advisory services hereunder, the Adviser shall pay the Subadviser fifty percent (50%) of the fees payable to the Adviser pursuant to the Advisory Agreement, payable promptly after receipt of such amounts by the Adviser from the Fund. At the Subadviser’s request, the Adviser shall arrange for the fees payable to the Subadviser hereunder to be paid to the Subadviser directly by the Fund on the same day the Fund pays the Adviser its fees under the Advisory Agreement. The Adviser agrees that without written approval of the Subadviser, it will not waive the receipt of fees nor defer the fees pursuant to the Advisory Agreement, nor modify the Advisory Agreement so as to adversely amend or waive the terms or types of payments due under the Advisory Agreement.

9)	Representations and Warranties.

a)

The Subadviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Subadviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

b)

The Subadviser shall assist the Adviser in preparing or shall assist in causing to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, (a) an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (b) a report of the material activities of the Fund during the period covered by the report; (c) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

c)

From time to time and not less than quarterly, the Adviser shall cause the Subadviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in Shares of one class or series payable to the holders of the Shares of another class or series, or from any other source as the Board in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.

d)

The Subadviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 2 of the this Agreement; provided however, that the Subadviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Subadviser shall cause any proceeds of the Public Offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the Public Offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

10)	Limitation of Liability of the Subadviser; Indemnification.

a)

The Subadviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Subadviser shall not be protected against any liability to the Fund or its shareholders to which the Subadviser would otherwise be subject by reason of bad faith, negligence, willful misfeasance or misconduct on its part, or its violation of its fiduciary duty, in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Subadviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Subadviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Subadviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:

i)	the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking;

ii)	the Fund is insured against losses arising by reason of the advance; or

iii)

a majority of a quorum of disinterested non-party Trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

b)

Notwithstanding Section 10(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

i)	the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

ii)	the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

iii)

the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence, willful misfeasance or misconduct, in the case that the Indemnified Party is the Subadviser or an Affiliate (as defined in the Declaration of Trust) of the Subadviser, or (B) gross negligence, willful misfeasance or willful misconduct, in the case that the Indemnified Party is a director of the Fund who is not also an officer of the Fund or the Subadviser or an Affiliate of the Subadviser; and

iv)	such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

v)

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(1)	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(2)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(3)

a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

c)	The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

i)	the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

ii)

the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

iii)

the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

iv)

the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

11)	Effectiveness, Duration and Termination of Agreement.

a)

This Agreement shall become effective as of the date hereof; provided, however, that this Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the Board or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or on not less than 120 days’ written notice by the Subadviser to the Adviser and the Fund, without the payment of any penalty, on not less than 120 days’ written notice to the Fund. The provisions of Section 10 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Subadviser shall be entitled to any amounts owed under Sections 3 or 8 through the date of termination or expiration, and Section 10 shall continue in force and effect and apply to the Subadviser and its representatives as and to the extent applicable.

b)

This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the 1940 Act, from the date of the Fund’s election to be regulated as a BDC under the 1940 Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

c)	This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

d)

After the termination of this Agreement, the Subadviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:

i)

Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

ii)	Deliver to the Board all assets and documents of the Fund then in custody of the Subadviser; and

iii)	Cooperate with the Fund to provide an orderly management transition.

e)

Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; (iv) cause the merger or other reorganization of the Fund; or (v) voluntarily withdraw as the Subadviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders.

f)

The Fund may terminate the Subadviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Subadviser’s interest, determined by agreement of the terminated Subadviser and the Fund. If the Fund and the Subadviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Subadviser. The method of payment to the terminated Subadviser must be fair and must protect the solvency and liquidity of the Fund.

12)	Conflicts of Interest and Prohibited Activities.

a)	The Subadviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

b)

The Subadviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, including the Omnibus Guidelines; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws, including the Omnibus Guidelines, governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws, including the Omnibus Guidelines.

c)

The Subadviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Subadviser’s own assets, including those amounts paid to the Subadviser under this Agreement.

d)

The Subadviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the Fund’s funds will be protected from the claims of affiliated companies.

13)	Access to Shareholder List.

a)

If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s Declaration of Trust, as may be amended from time to time, or any successor provision thereto (the “Declaration Shareholder List Provision”), the Subadviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Declaration Shareholder List Provision. The Adviser and the Board shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

14)	Amendments. This Agreement may be amended by mutual written consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

15)	Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

16)

Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Subadviser at 500 Boylston Street, Suite 1200, Boston, MA 02116, Attention: General Counsel; or (3) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Head of Legal and Compliance.

17)

Third Party Beneficiaries. Except for the Indemnified Parties (with respect to Section 10 hereof) each being an intended beneficiary of the applicable sections of this Agreement, this Agreement is for the sole benefit of the parties hereto and nothing herein express or implied will give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder.

18)

Severability. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

19)

Counterparts; Headings. This Agreement may be executed in counterparts, each of which will be deemed to be an original copy and all of which together will constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties will not have signed the same counterpart. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

20)

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

For so long as the Fund is a registered investment company under the 1940 Act, this Agreement will also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of Delaware or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act will control.

21)

Advising Other Clients on Fund Shares. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the Shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund except to the extent that the Subadviser is acting as principal underwriter of the Shares of the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, officers or employees will act as a principal.

22)	Survival. The provisions of Sections 8, 10, 11, 14, 15, 16, 17, 19, 20 and this 22 hereof shall survive the termination of this Agreement.

(signature page follows)

IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE PRIVATE CREDIT FUND

By:
Name: David O’Connor
Title: Head of Legal & Compliance

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name: David O’Connor
Title: General Counsel and Head of Legal & Compliance

FIRST EAGLE ALTERNATIVE CREDIT, LLC

By:
Name: Sabrina Rusnak-Carlson
Title: General Counsel and Secretary

[Signature Page to Subadvisory Agreement]

APPENDIX E

Name, address and principal occupation of the principal executive officers and each director of the Subadviser.

Name	Address	Principal Occupation
Mehdi Mahmud (Chief Executive Officer)	1345 Avenue of the Americas New York, New York 10105	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund

James R. Fellows (President)	1345 Avenue of the Americas New York, New York 10105	President, First Eagle Alternative Credit, LLC

Edward J. Giordano (Chief Operating Officer and Chief Financial Officer)	1345 Avenue of the Americas New York, New York 10105	Chief Operating Officer and Chief Financial Officer, First Eagle Alternative Credit, LLC

Melanie Dow (Chief Administrative Officer and Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Administrative Officer and Executive Managing Director, First Eagle Alternative Credit, LLC

David P. O’Connor (Head of Legal & Compliance, Executive Managing Director and Chief Legal Officer)	1345 Avenue of the Americas New York, New York 10105	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino (Group Chief Financial Officer, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Head of Finance and Executive Managing Director, First Eagle Alternative Credit, LLC

Seth Gelman (Chief Compliance Officer, Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

FORM OF PROXY CARD 1345 Avenue of the Americas, New York, NY 10105 VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided. FIRST EAGLE PRIVATE CREDIT FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 27, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”), revoking prior proxies, hereby appoints each of David O’Connor, Sabrina Rusnak-Carlson, Sheelyn Michael and Jennifer Wilson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 30, 2025 at the offices of First Eagle Investment Management, LLC (“FEIM”), 1345 Avenue of the Americas, New York, New York 10105 at [•] Eastern Time (“Meeting”) and at any adjournments and postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 27, 2025. The Notice and the Proxy Statement for the Meeting are available at www.firsteaglebdc.com YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: [GRAPHIC APPEARS HERE] FOR AGAINST ABSTAIN 1. To approve a new advisory agreement for the Fund that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM and First Eagle Alternative Credit, LLC (“FEAC”), First Eagle Holdings, Inc. (“FE Holdings”). ☐ ☐ ☐ 2. To approve a new subadvisory agreement for the Fund that will continue the existing subadvisory arrangement between FEIM and FEAC for the Fund subsequent to the prospective change of ownership of FE Holdings as a result of the Transaction. ☐ ☐ ☐ YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.